                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                                              Advantus Bond Fund


                                                                  March 31, 1998

ADVANTUS BOND FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500,* which returned 16.3 percent at the end of the six-month period; and the Lehman Brothers Government Corporate Bond Index,** which returned 4.8 percent for the same period, reflected the GENERAL strength of the equity and fixed income markets respectively.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

The investment professionals at Advantus Capital Management continue to put their money management expertise to work on your behalf. We appreciate your continued participation in the Advantus Funds and urge you to maintain a long-term investment perspective.

Sincerely,

       [SIGNATURE]
Robert E. Hunstad, President
Advantus Funds

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS BOND FUND
PERFORMANCE UPDATE

    [PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund
designed for investors seeking a high
level of current income consistent with
prudent investment risk. The Fund plans
to achieve its objective primarily by
investing in a diversified portfolio of
investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Bond Fund's performance for the six month period ended March 31, 1998, for each class of shares offered was as follows:

Class A..........................  4.1 percent*
Class B..........................  3.6 percent*
Class C..........................  3.7 percent*

Its benchmark, the Lehman Brothers Government Corporate Bond Index,** returned
4.8 percent for the same period.
In prior reporting periods, the Lehman Brothers Corporate Bond Index+ was used as the Fund's benchmark. The current benchmark, the Lehman Brothers Government Corporate Bond Index,** better fits our stated investment objective than did the Lehman Brothers Corporate Bond Index.+
PORTFOLIO ANALYSIS
The fixed income markets continue to be locked in battle between strong economic growth and low inflation. The past six months saw interest rates trade in a tight range, and they finished the period at the lower end of the range. The two-, five- and 10-year U.S. Treasury notes declined between 22 and 45 basis points to yield 5.56 percent, 5.61 percent and 5.65 percent, respectively, while the 30-year bond declined 47 basis points to yield 5.93 percent.
Among the three major sectors in the bond market; corporates, mortgages and treasuries, performance was quite even for the period. Corporate bonds overcame a difficult fourth quarter in calendar year 1997 and a poor January 1998 performance as credit spreads widened due the Asian crisis, a heavy new supply of corporate bonds and an overall lack of liquidity. Corporate bond buyers returned to the market in early February, and by the end of March, corporate bonds had regained much of their spread widening. Mortgage-backed securities tend to perform well in a stable interest rate environment, as was the case during this period. U.S. Treasuries continue to be in strong demand as a balanced fiscal budget and talk of reduced treasury supply in the upcoming months have created a strong bid for that market.

The Fund's relative overweighting in corporate bonds was a drag on performance during the first four months of the period. We maintained the corporate positions and were rewarded in February and March as credit spreads began to tighten. Improving credit trends in Time Warner Incorporated, Lehman Brothers, Inc., and Morgan Stanley Dean Witter helped these positions appreciate as their credit spreads tightened. The U.S. Treasury portion of the Fund was used to adjust the duration of the Fund from a neutral position of 5.4 years to 5.8 years at the end of the period. Exposure to cash was kept below 5 percent of the Fund.

                                                              ADVANTUS BOND FUND
                                                                  MARCH 31, 1998

OUTLOOK

In the Fund, we will maintain the overweighting in the corporate bond sector. We believe the fundamentals of this market should continue to be as attractive as they were during the last eight weeks of the period. Corporate cash flows and profits appear to be strong again thus far in 1998. This will set the stage for credit rating agencies to issue more credit upgrades than downgrades.

We will continue to use the U.S. Treasury market to adjust the duration of the Fund. We believe that 30-year U.S. Treasury Bonds will trade this year in a range between 5.4 percent and 6.2 percent. As either extreme is approached, we will use this as an opportunity to shorten or lengthen the Fund duration. This will provide an opportunity to turn interest rate volatility into incremental returns for the Fund.

Growth and inflation will likely drive the overall interest rate environment in the U.S. Currently we have strong growth with low inflation, and the market is at equilibrium. If growth slows and inflation remains low, we believe long bond yields will be at 5 percent. If growth continues to be strong and inflation rises, bond yields will likely spike higher, potentially reaching 6.5 to 7 percent. Our view, given the Asian crisis, the strong U.S. dollar, a recession in Japan, and the coming of the European Monetary Union, is that U.S. economic growth will likely begin to slow during the second half of 1998, paving the way for lower interest rates. This will be positive for bond fund investors who may expect to achieve mid to high single-digit return potential for the year. *Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.
+The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS BOND FUND
MARCH 31, 1998

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
                   $10,000 INVESTMENT IN ADVANTUS BOND FUND,
                     LEHMAN BROTHERS CORPORATE BOND INDEX,
              LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX, AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Corporate Bond Index, Lehman Brothers Government Corporate Bond Index, and the Consumer Price Index. The four lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1988 through March 31, 1998. The four lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through March 31, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         6.6%
Five year                        5.4%
Ten year                         7.8%
(Thousands)
                                        Lehman Brothers              Lehman Brothers
                                              Corporate                   Government
                              Class A        Bond Index        CPI   Corporate Index
3/31/88                       $10,000           $10,000    $10,000           $10,000
10/31/88                        9,788            10,532     10,292            10,470
10/31/89                       10,851            11,839     10,763            11,741
10/31/90                       11,335            12,344     11,441            12,387
10/31/91                       12,995            14,520     11,775            14,291
10/31/92                       14,391            16,132     12,153            15,796
10/31/93                       16,413            18,579     12,479            17,990
9/30/94                        15,317            17,659     12,856            17,178
9/30/95                        17,623            20,660     13,139            19,351
9/30/96                        18,332            21,640     13,533            20,222
9/30/97                        20,270            23,986     13,834            22,163
3/31/98                        21,101            25,063     13,894            24,806

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    LEHMAN BROTHERS

                                        Lehman Brothers                   Government
                              Class B   Corporate Index        CPI   Corporate Index
8/19/94                       $10,000           $10,000    $10,000           $10,000
9/30/94                         9,876             9,819     10,067             9,853
9/30/95                        10,801            11,488     10,289            11,099
9/30/96                        11,252            12,033     10,598            11,599
9/30/97                        12,480            13,337     10,833            12,712
3/31/98                        12,934            13,936     10,880            14,228
Average annual total
return:
One year                         6.1%
Since inception (8/19/94)        7.4%
(Thousands)

                                                              ADVANTUS BOND FUND
                                                                  MARCH 31, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    LEHMAN BROTHERS

                                        Lehman Brothers                   Government
                              Class C   Corporate Index        CPI   Corporate Index
3/01/95                       $10,000           $10,000    $10,000           $10,000
9/30/95                        10,925            11,087     10,146            10,939
9/30/96                        11,265            11,613     10,450            11,431
9/30/97                        12,348            12,872     10,682            12,529
3/31/98                        12,801            13,450     10,728            14,023
Average annual total
return:
One year                        11.3%
Since inception (3/1/95)         8.3%
(Thousands)

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS BOND FUND
MARCH 31, 1998

TEN LARGEST BOND HOLDINGS

                                  MARKET      % OF BOND
COMPANY                            VALUE      PORTFOLIO
------------------------------  -----------  -----------
US Treasury Note--6.375%,
 09/30/01.....................  $ 2,604,983      11.0%
US Treasury Note--6.125%,
 11/15/27.....................    1,640,499       6.9%
Lehman Brothers, Inc.--6.625%,
 02/15/08.....................      995,520       4.2%
FNMA--6.140%, 03/24/03........      995,267       4.2%
Time Warner Incorporated-144A
 Issue-- 6.100%, 12/30/01.....      989,220       4.2%
PNC Bank Corporation--6.728%,
 01/25/07.....................      931,370       3.9%
Morgan Stanley Dean
 Witter--6.875%, 03/01/07.....      923,167       3.9%
Sony Corporation--6.125%,
 03/04/03.....................      897,278       3.8%
TCI Communications--8.750%,
 08/01/15.....................      872,055       3.7%
Bradley Operating LP--7.000%,
 11/15/04.....................      855,303       3.6%
                                -----------       ---
                                $11,704,662      49.4%
                                -----------       ---
                                -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        U.S. TREASURY            15.7%
U.S. Government Agencies            6.5%
AAA Rated                          10.6%
AA Rated                            3.9%
A Rated                            22.8%
BBB Rated                          26.2%
BB Rated                            1.7%
Preferred Stock                     8.0%
Cash & Other
Assets/Liabilities                  4.6%

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(a)
----------                                                                         -----------
LONG-TERM DEBT SECURITIES (87.4%)
  GOVERNMENT OBLIGATIONS (25.5%)
    U.S. TREASURY (15.7%)
$1,600,000   US Treasury Note.................................   6.125%  11/15/27  $ 1,640,499
 2,550,000   US Treasury Note.................................   6.375%  09/30/01    2,604,983
                                                                                   -----------
                                                                                     4,245,482
                                                                                   -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.9%)
 1,000,000   FNMA.............................................   6.140%  03/24/03      995,267
   318,888   FNMA.............................................   7.000%  09/01/17      325,530
                                                                                   -----------
                                                                                     1,320,797
                                                                                   -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.6%)
   217,800   GNMA.............................................   7.000%  04/15/22      220,664
   199,959   GNMA.............................................   7.000%  03/15/23      202,467
                                                                                   -----------
                                                                                       423,131
                                                                                   -----------
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (3.3%)
   400,000   California Housing Finance Agency................   7.760%  08/01/25      411,000
   250,000   California Housing Finance Agency................   8.160%  02/01/28      262,500
   236,613   Wyoming Community Development....................   6.850%  06/01/10      237,205
                                                                                   -----------
                                                                                       910,705
                                                                                   -----------
             Total government obligations (cost: $6,801,506).....................    6,900,115
                                                                                   -----------
  CORPORATE OBLIGATIONS (61.9%)
    CAPITAL GOODS (2.8%)
      Waste Management (2.8%)
   750,000   WMX Technologies, Inc............................   6.250%  10/15/00      747,769
                                                                                   -----------
    COMMUNICATION SERVICES (2.8%)
      Telecommunication (2.8%)
   750,000   Cable and Wireless Communication (b).............   6.625%  03/06/05      753,904
                                                                                   -----------
    CONSUMER CYCLICAL (5.0%)
      Building Materials (1.7%)
   450,000   Masco Corporation................................   6.125%  09/15/03      447,977
                                                                                   -----------
      Leisure (3.3%)
   900,000   Sony Corporation (b).............................   6.125%  03/04/03      897,278
                                                                                   -----------
    CONSUMER STAPLES (11.7%)
      Beverage (1.9%)
   500,000   Anheuser-Busch Companies, Inc....................   7.100%  06/15/07      520,109
                                                                                   -----------
      Broadcasting (3.2%)
   750,000   TCI Communications...............................   8.750%  08/01/15      872,055
                                                                                   -----------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(a)
----------                                                                         -----------
  CORPORATE OBLIGATIONS--CONTINUED
      Entertainment (3.6%)
$1,000,000   Time Warner Incorporated-144A Issue (c)..........   6.100%  12/30/01  $   989,220
                                                                                   -----------
      Household Product (3.0%)
   750,000   Premark International, Inc.......................  10.500%  09/15/00      823,033
                                                                                   -----------
    ENERGY (2.0%)
      Oil & Gas (2.0%)
   500,000   Baroid Corporation...............................   8.000%  04/15/03      540,043
                                                                                   -----------
    FINANCIAL (34.9%)
      Banks (5.8%)
   700,000   St. George Bank-144A Issue (b)(c)................   8.485%  12/31/49      734,090
   800,000   Wells Fargo Capital..............................   7.960%  12/15/26      836,186
                                                                                   -----------
                                                                                     1,570,276
                                                                                   -----------
      Collateralized Mortgage Obligations/Asset-Backed Securities (4.5%)
   300,000   CFSB Finance Company-144A Issue (c)..............   7.180%  11/15/05      298,875
   900,000   PNC Bank Corporation.............................   6.728%  01/25/07      931,370
                                                                                   -----------
                                                                                     1,230,245
                                                                                   -----------
      Commercial Finance (2.8%)
   750,000   General Electric Capital Corporation.............   6.660%  05/01/18      760,362
                                                                                   -----------
      Consumer Finance (3.0%)
   800,000   Associates Corporation of North America..........   6.625%  05/15/01      812,312
                                                                                   -----------
      Finance-Diversified (3.6%)
   500,000   Guangdong Enterprises-144A Issue (b) (c).........   8.875%  05/22/07      451,080
   525,000   National Collegiate..............................   7.240%  09/20/14      527,625
                                                                                   -----------
                                                                                       978,705
                                                                                   -----------
      Insurance (3.0%)
   800,000   Provident Companies, Inc.........................   7.250%  03/15/28      801,808
                                                                                   -----------
      Investment Bankers/Brokers (7.1%)
 1,000,000   Lehman Brothers, Inc.............................   6.625%  02/15/08      995,520
   900,000   Morgan Stanley Dean Witter.......................   6.875%  03/01/07      923,167
                                                                                   -----------
                                                                                     1,918,687
                                                                                   -----------
      Real Estate Investment Trust (5.1%)
   850,000   Bradley Operating LP.............................   7.000%  11/15/04      855,303
   500,000   Security Capital Pacific Trust...................   7.500%  02/15/14      517,847
                                                                                   -----------
                                                                                     1,373,150
                                                                                   -----------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(a)
----------                                                                         -----------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (2.7%)
      Electric Companies (2.7%)
$  750,000   Enersis S.A. (b).................................   6.900%  12/01/06  $   735,773
                                                                                   -----------
             Total corporate obligations (cost: $16,530,436).....................   16,772,706
                                                                                   -----------
             Total long-term debt securities (cost: $23,331,942).................   23,672,821
                                                                                   -----------

  SHARES
----------
PREFERRED STOCK (8.0%)
  FINANCIAL (8.0%)
    Real Estate Investment Trust (8.0%)
    16,000   Duke Realty Investments, Inc.--7.99%.............      836,000
     8,000   Nationwide Health Property, Inc.--7.68%..........      809,000
    10,000   Security Capital Industrial, Series C--8.54%.....      532,810
                                                                -----------
             Total preferred stock (cost: $2,091,552).........    2,177,810
                                                                -----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (2.6%)
$  465,000   US Treasury Bill.................................   5.125%  05/21/98      461,751
   235,000   US Treasury Bill.................................   5.168%  06/25/98      232,192
                                                                                   -----------
             Total short-term securities (cost: $693,959)........................      693,943
                                                                                   -----------
             Total investments in securities (cost: $26,117,453) (d).............  $26,544,574
                                                                                   -----------
                                                                                   -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 13.2% of the net assets in foreign securities as of March 31, 1998.
(c) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE          COST
---------------------------------------  -----------   -----------
St. George Bank 144A Issue.............   06/12/97     $   700,000
CFSB Finance Company 144A Issue........   05/15/96         291,938
Guangdong Enterprises 144A Issue.......   08/06/97         516,090
Time Warner Incorporated 144A Issue....    Various         956,508
                                                       -----------
                                                       $ 2,464,536
                                                       -----------
                                                       -----------

(d) At March 31, 1998 the cost of securities for federal income tax purposes was $26,128,705. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $504,090
Gross unrealized depreciation..........   (88,221)
                                         --------
Net unrealized appreciation............  $415,869
                                         --------
                                         --------

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998
(UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $26,117,453)........  $26,544,574
Cash in bank on demand deposit.........      167,205
Receivable for Fund shares sold........      126,824
Receivable for investment securities
 sold..................................      793,053
Accrued interest receivable............      321,386
                                         -----------
    Total assets.......................   27,953,042
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      723,561
Payable for Fund shares redeemed.......       60,439
Payable to Adviser.....................       71,896
                                         -----------
    Total liabilities..................      855,896
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $27,097,146
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $    25,716
  Additional paid-in capital...........   26,533,343
  Undistributed net investment
   income..............................       14,160
  Accumulated net realized gains from
   investments.........................       96,806
  Unrealized appreciation on
   investments.........................      427,121
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $27,097,146
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $18,355,156
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 7,462,727
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 1,279,263
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   1,741,661...........................  $     10.54
                                         -----------
                                         -----------
  Class B--Shares outstanding
   708,387.............................  $     10.53
                                         -----------
                                         -----------
  Class C--Shares outstanding
   121,518.............................  $     10.53
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                   FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
                                                                     (UNAUDITED)

Investment income:
  Interest.............................  $811,226
  Dividends............................    84,359
                                         --------
      Total investment income..........   895,585
                                         --------
Expenses (note 4):
  Investment advisory fee..............    89,441
  Distribution fees--Class A...........    26,598
  Distribution fees--Class B...........    33,575
  Distribution fees--Class C...........     5,538
  Administrative service fee...........    21,800
  Custodian fees.......................     4,800
  Auditing and accounting services.....     6,145
  Legal fees...........................     3,108
  Registration fees....................    16,667
  Printing and shareholder reports.....    19,734
  Insurance............................     2,447
  Other................................     3,442
                                         --------
      Total expenses...................   233,295
  Less fees and expenses waived or
   absorbed by Adviser:
    Class A distribution fees..........   (13,175)
    Other fund expenses................   (52,587)
                                         --------
      Total fees and expenses waived or
      absorbed.........................   (65,762)
                                         --------
      Total net expenses...............   167,533
                                         --------
      Investment income--net...........   728,052
                                         --------
Realized and unrealized gains (losses)
 on investments:
  Net realized gains on investments
   (note 3)............................   275,463
  Net change in unrealized appreciation
   or depreciation on investments......   (17,539)
                                         --------
      Net gains on investments.........   257,924
                                         --------
Net increase in net assets resulting
 from operations.......................  $985,976
                                         --------
                                         --------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998 AND YEAR ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment income--net...............  $   728,052  $ 1,314,895
  Net realized gain on investments.....      275,463      239,770
  Net change in unrealized appreciation
   or depreciation on investments......      (17,539)     630,935
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................      985,976    2,185,600
                                         -----------  -----------
Distributions to shareholders from net
 investment income:
    Class A............................     (528,922)  (1,017,311)
    Class B............................     (172,364)    (251,336)
    Class C............................      (28,407)     (43,228)
                                         -----------  -----------
      Total distributions..............     (729,693)  (1,311,875)
                                         -----------  -----------
Capital share transactions (notes 4 and
 6):
  Proceeds from sales:
    Class A............................    2,870,262    3,674,438
    Class B............................    2,075,613    3,408,787
    Class C............................      606,164      541,433
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................      358,687      648,833
    Class B............................      151,187      216,906
    Class C............................       27,008       38,398
  Payments for redemption of shares:
    Class A............................   (2,178,894)  (4,367,419)
    Class B............................   (1,091,458)  (1,099,162)
    Class C............................     (261,965)    (375,711)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    2,556,604    2,686,503
                                         -----------  -----------
      Total increase in net assets.....    2,812,887    3,560,228
Net assets at beginning of period......   24,284,259   20,724,031
                                         -----------  -----------
Net assets at end of period (including
 undistributed net investment income of
 $14,160 and $15,801, respectively)....  $27,097,146  $24,284,259
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    For federal income tax purposes, the Fund had a capital loss carryover at March 31, 1998 of $178,657, which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expired.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $26,093,745 and $24,117,261, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) assets, .25 percent. Prior to January 30, 1998, Ascend waived that portion of Class A distribution fees which exceeded, as a percentage of average daily net assets, .10%. Ascend waived Class A distribution fees in the amount of $13,175 for the period ended March 31, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,600.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1998, Advantus Capital voluntarily agreed to absorb $52,587 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $83,975.

    As of March 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 381,801 Class A shares which represents 21.9 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,108.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                        CLASS A                 CLASS B                CLASS C
                                                 ----------------------  ----------------------  --------------------
                                                    1998        1997        1998        1997       1998       1997
                                                 ----------  ----------  ----------  ----------  ---------  ---------
Sold...........................................     272,370     359,147     196,800     335,052     57,522     53,035
Issued for reinvested distributions............      34,015      63,405      14,305      21,179      2,559      3,757
Redeemed.......................................    (206,749)   (428,519)   (103,502)   (107,760)   (24,848)   (36,827)
                                                 ----------  ----------  ----------  ----------  ---------  ---------
                                                     99,636      (5,967)    107,603     248,471     35,233     19,965
                                                 ----------  ----------  ----------  ----------  ---------  ---------
                                                 ----------  ----------  ----------  ----------  ---------  ---------

(6) RESTRICTED SECURITIES
    At March 31, 1998, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1998 was $2,473,265 which represents 9.1% of net assets.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                  CLASS A
                                ----------------------------------------------------------------------------
                                PERIOD FROM                                      PERIOD FROM
                                 OCTOBER 1,                                      NOVEMBER 1,
                                  1997 TO        YEAR ENDED SEPTEMBER 30,          1993 TO       YEAR ENDED
                                 MARCH 31,    -------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                    1998        1997       1996      1995(A)       1994(B)          1993
                                ------------  ---------  ---------  ---------  ---------------  ------------
Net asset value, beginning of
 period.......................   $    10.43   $   10.03  $   10.24  $    9.50     $   11.21      $    10.72
                                ------------  ---------  ---------  ---------       -------     ------------
Income from investment
 operations:
  Net investment income.......          .31         .63        .62        .64           .53             .63
  Net gains or losses on
   securities (both realized
   and unrealized)............          .11         .40       (.22)       .74         (1.24)            .78
                                ------------  ---------  ---------  ---------       -------     ------------
    Total from investment
     operations...............          .42        1.03        .40       1.38          (.71)           1.41
                                ------------  ---------  ---------  ---------       -------     ------------
Less distributions:
  Dividends from net
   investment income..........         (.31)       (.63)      (.61)      (.64)         (.53)           (.63)
  Distributions from capital
   gains......................           --          --         --         --          (.47)           (.29)
                                ------------  ---------  ---------  ---------       -------     ------------
    Total distributions.......         (.31)       (.63)      (.61)      (.64)        (1.00)           (.92)
                                ------------  ---------  ---------  ---------       -------     ------------
Net asset value, end of
 period.......................   $    10.54   $   10.43  $   10.03  $   10.24     $    9.50      $    11.21
                                ------------  ---------  ---------  ---------       -------     ------------
                                ------------  ---------  ---------  ---------       -------     ------------
Total return (d)..............          4.1%       10.6%       4.0%      15.1%         (6.7)%          14.0%
Net assets, end of period (in
 thousands)...................   $   18,355   $  17,122  $  16,528  $  15,315     $  13,879      $   14,494
Ratio of expenses to average
 daily net assets (e).........         1.05%(f)      1.00%      1.00%      1.00%         1.00%(f)        1.00%
Ratio of net investment income
 to average daily net assets
 (e)..........................         5.95%(f)      6.18%      6.08%      6.58%         5.79%(f)        5.78%
Portfolio turnover rate
 (excluding short-term
 securities)..................         97.3%      180.5%     222.6%     270.7%        163.5%          139.5%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                                                           CLASS C
                                                             CLASS B                               ------------------------
                                -----------------------------------------------------------------                   YEAR
                                 PERIOD FROM                                        PERIOD FROM     PERIOD FROM     ENDED
                                 OCTOBER 1,                                         AUGUST 19,      OCTOBER 1,    SEPTEMBER
                                   1997 TO         YEAR ENDED SEPTEMBER 30,         1994(C) TO        1997 TO        30
                                  MARCH 31,    ---------------------------------   SEPTEMBER 30,     MARCH 31,    ---------
                                    1998         1997       1996       1995(A)         1994            1998         1997
                                -------------  ---------  ---------  -----------  ---------------  -------------  ---------
Net asset value, beginning of
 period.......................    $   10.43    $   10.02  $   10.23   $    9.50      $    9.68       $   10.42    $   10.02
                                     ------    ---------  ---------  -----------        ------          ------    ---------
Income from investment
 operations:
  Net investment income.......          .27          .54        .53         .55            .06             .27          .54
  Net gains or losses on
   securities (both realized
   and unrealized)............          .10          .41       (.21)        .73           (.18)            .11          .40
                                     ------    ---------  ---------  -----------        ------          ------    ---------
    Total from investment
     operations...............          .37          .95        .32        1.28           (.12)            .38          .94
                                     ------    ---------  ---------  -----------        ------          ------    ---------
Less distributions:
  Dividends from net
   investment income..........         (.27)        (.54)      (.53)       (.55)          (.06)           (.27)        (.54)
  Distributions from capital
   gains......................           --           --         --          --             --              --           --
                                     ------    ---------  ---------  -----------        ------          ------    ---------
    Total distributions.......         (.27)        (.54)      (.53)       (.55)          (.06)           (.27)        (.54)
                                     ------    ---------  ---------  -----------        ------          ------    ---------
Net asset value, end of
 period.......................    $   10.53    $   10.43  $   10.02   $   10.23      $    9.50       $   10.53    $   10.42
                                     ------    ---------  ---------  -----------        ------          ------    ---------
                                     ------    ---------  ---------  -----------        ------          ------    ---------
Total return (d)..............          3.6%         9.7%       3.1%       13.9%          (1.2)%           3.7%         9.6%
Net assets, end of period (in
 thousands)...................    $   7,463    $   6,263  $   3,532   $   1,142      $      51       $   1,279    $     899
Ratio of expenses to average
 daily net assets (e).........         1.90%(f)      1.90%      1.90%       1.90%          .22%(g)        1.90%(f)      1.90%
Ratio of net investment income
 to average daily net assets
 (e)..........................         5.12%(f)      5.32%      5.19%       5.61%          .69%(g)        5.13%(f)      5.30%
Portfolio turnover rate
 (excluding short-term
 securities)..................         97.3%       180.5%     222.6%      270.7%         163.5%           97.3%       180.5%


                                             PERIOD FROM
                                              MARCH 1,
                                             1995(C) TO
                                            SEPTEMBER 30,
                                  1996          1995
                                ---------  ---------------
Net asset value, beginning of
 period.......................  $   10.23     $    9.67
                                ---------        ------
Income from investment
 operations:
  Net investment income.......        .52           .33
  Net gains or losses on
   securities (both realized
   and unrealized)............       (.21)          .55
                                ---------        ------
    Total from investment
     operations...............        .31           .88
                                ---------        ------
Less distributions:
  Dividends from net
   investment income..........       (.52)         (.32)
  Distributions from capital
   gains......................         --            --
                                ---------        ------
    Total distributions.......       (.52)         (.32)
                                ---------        ------
Net asset value, end of
 period.......................  $   10.02     $   10.23
                                ---------        ------
                                ---------        ------
Total return (d)..............        3.1%          9.3%
Net assets, end of period (in
 thousands)...................  $     665     $     112
Ratio of expenses to average
 daily net assets (e).........       1.90%         1.90%(f)
Ratio of net investment income
 to average daily net assets
 (e)..........................       5.20%         5.54%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................      222.6%        270.7%

------------

(e) The Fund's Adviser and Distributor voluntarily absorbed or waived $65,762, $129,031, $120,750, $129,155, $107,448 and $86,877 in expenses for the period ended March 31, 1998, the years ended September 30, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.61%, 1.64%, 1.68%, 1.88%, 1.83% and 1.70%, respectively, and the ratio of net investment income to average daily net assets would have been 5.39%, 5.54%, 5.40%, 5.70%, 4.95% and 5.08%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.31%, 2.34%, 2.38%, 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.71%, 4.88%, 4.71%, 4.95% and .56%, respectively, for the period ended March 31, 1998, the years ended September 30, 1997, 1996 and 1995 and the period ended September 30, 1994. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.31%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.72%, 4.86%, 4.72% and 4.88%, respectively, for the period ended March 31, 1998, the years ended September 30, 1997 and 1996 and the period ended September 30, 1995.
(f) Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48644 Rev. 5-1998